NATIONWIDE VARIABLE INSURANCE TRUST

Neuberger Berman NVIT Socially Responsible Fund

     Supplement dated August 4, 2008
to the Prospectus dated March 24, 2008 (as revised May 1, 2008)

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

On page 4 of the Prospectus, the table showing the Fund’s Fees and Expenses is deleted in its entirety and replaced with the following:

Fees and Expenses

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on which share class you select.

	Class I	Class II	Class Y
Shareholder Fees (paid directly from
your investment)[1]	None	None	None
Annual Fund Operating Expenses
(deducted from Fund assets)
Management Fees	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses[2]	0.20%	0.20%	0.15%
TOTAL ANNUAL FUND OPERATING EXPENSES[3]	0.85%	1.10%	0.80%
Amount of Fee Waiver/Expense Reimbursement[4,5]	0.02%	0.18%	0.02%
TOTAL ANNUAL FUND OPERATING EXPENSES (AFTER FEE WAIVERS /EXPENSE REIMBURSEMENTS)	0.83%	0.92%	0.78%

1	Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract’s prospectus.

2	“Other Expenses” include administrative services fees which currently are permitted to be up to 0.25% with respect to Class I and Class II shares. Administrative services fees for Class I and Class II shares are estimated to be 0.05% and 0.05%, respectively, during the current fiscal year ending December 31, 2008. The full 0.25% in administrative services fees is not reflected in “Other Expenses” at this time for either share class because the Fund does not anticipate selling Class I or Class II shares to insurance companies that charge the full amount permitted. Class Y shares do not pay an administrative services fee.

3	Expenses are estimated based on the Fund’s projected net assets for fiscal year 2008.

4	The Trust and Nationwide Fund Distributors LLC have entered into a contract waiving 0.16% of the Distribution and/or Service (12b-1) Fee for Class II shares until at least August 1, 2009.

5	The Trust and the Adviser have entered into a written contract limiting operating expenses to 0.78% for all share classes until at least May 1, 2009. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement.

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class I shares	$85	$269
Class II shares	$94	$332
Class Y shares	$80	$253

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERNCE